Top of Letter 25882_697376_24291A PPP Loan Payoff PO Box 45144 Jacksonville, FL 32232-9743 Bank of America and the Bank of America logo are registered trademarks of the Bank of America Corporation. Bank of America, N.A. Member FDIC. Your Paycheck Protection Program loan was paid off on June 19, 2021. The Small Business Administration (SBA) determined that the amount you, the borrower, requested for forgiveness (“Forgiven Amount”) on your Paycheck Protection Program (PPP) loan was fully approved and the SBA remitted the Forgiven Amount to Bank of America. Your PPP loan with the SBA is now paid in full (including applicable interest). This satisfies your obligations under your PPP promissory note. Your PPP promissory note has been marked ‘paid in full’ and canceled on our system of record. You may use this letter as evidence that your PPP promissory note has been ‘paid in full’. Please keep this letter as confirmation for your records. Things to keep in mind The instructions in the SBA’s PPP Loan Forgiveness Application state that you, the borrower, must maintain all records related to your PPP loan. Consult the applicable PPP Loan Forgiveness Application Instructions, which can be found at the U.S. Treasury website, for a detailed list of documentation you are required to maintain. There may be tax consequences associated with loan forgiveness. Please consult a tax professional if you have questions or want advice about any potential tax implications. For the most up to date program rules and guidance, we encourage you to visit the U.S. Treasury website at https://home.treasury.gov/policy-issues/cares/assistance-for-small-businesses and the SBA website at https://www.sba.gov/funding-programs/loans/coronavirus-relief-options/paycheck-protection-program. Thank you for being a valued client. IMPORTANT INFORMATION: IF YOU ARE CURRENTLY IN A BANKRUPTCY PROCEEDING OR HAVE PREVIOUSLY OBTAINED A DISCHARGE OF THIS DEBT UNDER BANKRUPTCY LAW, THIS CORRESPONDENCE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT A DEMAND FOR PAYMENT, OR AN ATTEMPT TO COLLECT A DEBT OR MODIFY ANY BANKRUPTCY PLAN OR DISCHARGE ORDER. PPP loan REALNETWOR00001 REALNETWORKS INC Date June 19, 2021 REALNETWORKS INC 1501 1ST AVE S STE 600 SEATTLE WA 98134-1470 Exhibit 10.1